Subsequent events (FY)	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events
Note 21 – Subsequent events

Old Plank Term Loan and Revolving Line of Credit

On January 6, 2021, the Company entered into a credit facility with Old Plank Trail Community Bank, N.A., an affiliate of Wintrust Bank, N.A. (“Wintrust”) consisting of a $6.0 million term loan and a $6.0 million revolving line of credit, each scheduled to mature on January 6, 2024. The proceeds of this credit facility were used (i) to repay a portion of principal, interest and fees outstanding under the Company’s existing term loan and the ABL Facility with Citizens Business Bank and (ii) for general corporate purposes. The remaining principal, interest, and fees outstanding after the pay down using funds from this credit facility was paid using cash from the balance sheet. The Wintrust agreement subjects the Company to certain financial covenants, including the maintenance of a fixed charge coverage ratio of no less than 1.25 to 1.00, tested as of the last day of each fiscal quarter. The numerator in the fixed charge coverage ratio is operating cash flow, defined as EBITDA less cash paid for unfinanced capital expenditures, income taxes and dividends. The denominator is fixed charges such as interest expense and principal payments paid or payable on other indebtedness.

Issuance of Common Stock and Warrants

The Company consummated a private placement of common stock units on January 22, 2021 (the “January 2021 Private Placement”) in which we raised approximately $4.1 million, including an investment by certain of our officers and directors of approximately $1.6 million. Each common stock unit was sold at a per unit price of $1.25 and consisted of (i) one share of the Company’s common stock, par value $0.001 per share; and (ii) a warrant to purchase for a six year period one share of common stock at an exercise price per share of $1.45, subject to beneficial ownership imitations (the “January 2021 Warrants”). Pursuant to the January 2021 Private Placement, the Company raised approximately $3.1 million in gross cash proceeds, and $1.0 million in gross cash proceeds received by the Company upon the declaration of effectiveness of the February 2021 registration statement. The proceeds will be used to pay expenses related to the offering and for general corporate purposes. In connection with the January 2021 Private Placement, we entered into a registration rights agreement (the “January 2021 Registration Rights Agreement”).

March 2021 Warrant Raise

In March 2021, the Company offered to certain of its warrant holders the opportunity to exercise, in full or in part, their warrants to purchase shares of Common Stock at a reduced exercise price and receive shares of Common Stock (the “Warrant Exercise Offer”). The Warrant Exercise Offer was made to a limited number of holders of warrants issued with an exercise price of $4.25 per share, and participating holders were entitled to exercise their warrants for $1.25 per share. The Company received exercise notices for a total of 1,047,609 warrants, resulting in the Company’s receipt of approximately $1.3 million.

Stock Options

During the first quarter of 2021, the Company granted 5,479,000 stock option awards under the Amended 2019 Plan.